Victory Sycamore Established Value Fund Investment Strategy - Victory Sycamore Established Value Fund	Jun. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]	The Adviser pursues the Fund’s investment objective by investing primarily in the equity securities of companies that the Adviser believes to be undervalued relative to the underlying earnings potential of the company. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell Midcap® Value Index. The Fund may invest a portion of its assets in equity securities of foreign companies traded in the United States, including American Depositary Receipts and Global Depositary Receipts (“ADRs” and “GDRs”).As of September 30, 2025, the Russell Midcap® Value Index included companies with approximate market capitalizations between $1.1 million and $127.6 billion. The size of companies in the index changes with market conditions and the composition of the index.The Adviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The Adviser uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below the Adviser’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Adviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.